EXHIBIT 10.1

Second Amendment To Amended and Restated Credit Agreement

By And Among

Escalade, Incorporated

And

Indian Industries, Inc.

And

The Other Loan Parties Hereto

And

The Lenders Party Hereto

And

JPMorgan Chase Bank, N.A.,
As Administrative Agent

Dated As Of October 26, 2022

Second Amendment To Amended and Restated

Credit Agreement

This Second Amendment To Amended and Restated Credit Agreement (this “Second Amendment”) is made as of October 26, 2022, by and among Escalade, Incorporated, Indian Industries, Inc., the Other Loan Parties hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). The parties hereto agree as follows:

W I T N E S S E T H:

Whereas, as of January 21, 2022, the parties hereto entered into a certain Amended and Restated Credit Agreement (as amended, the “Agreement”); and

Whereas, the parties desire to amend the Agreement to, among other things, increase the Revolving Commitment and to amend certain definitions and covenants, subject to and as provided in this Second Amendment;

Now, Therefore, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

Article I

Definitions

Section 1.01 Defined Terms. Section 1.01 of the Agreement is hereby amended by substituting the following definitions in lieu of the like existing definitions:

“Applicable Rate” means, for any day, with respect to any Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Commitment ABR Spread”, “Revolving Commitment Term Benchmark Spread”, “Letter of Credit Fee”, or “Commitment Fee Rate”, as the case may be, based upon the Company’s Funded Debt to EBITDA Ratio as of the most recent determination date; provided, that commencing on the Second Amendment Effective Date up to and including the Fiscal Quarter ending June 30, 2023, the “Applicable Rate” shall be the applicable rates per annum set forth below in Category 1:

Funded Debt to EBITDA Ratio	Revolving Commitment ABR Spread	Revolving Commitment Term Benchmark Spread	Letter of Credit Fee	Commitment Fee Rate
Category 1
≥ 3.00 to 1.0	0.75%	2.50%	2.50%	0.35%

Category 2
< 3.00 to 1.0 but ≥ 2.50 to 1.0	0.25%	2.00%	2.00%	0.30%

Category 3
< 2.50 to 1.0 but ≥ 1.50 to 1.0	-0-	1.75%	1.75%	0.25%

Category 4
< 1.50 to 1.0	(0.25%)	1.50%	1.50%	0.20%

Second Amendment to Amended and Restated Credit Agreement	Page 1

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each Fiscal Quarter of the Company, based upon the Company’s annual or quarterly consolidated financial statements delivered pursuant to Section 5.01 and (b) each change in the Applicable Rate resulting from a change in the Funded Debt to EBITDA Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided, that at the option of the Administrative Agent or at the request of the Required Lenders, if the Borrowers fail to deliver the annual or quarterly consolidated financial statements required to be delivered by it pursuant to Section 5.01, the Funded Debt to EBITDA Ratio shall be deemed to be in Category 1 during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

If at any time the Administrative Agent determines that the financial statements upon which the Applicable Rate was determined were incorrect (whether based on a restatement, fraud or otherwise), or any ratio or compliance information in a Compliance Certificate or other certification was incorrectly calculated, relied on incorrect information or was otherwise not accurate, true or correct, the Borrowers shall be required to retroactively pay any additional amount that the Borrowers would have been required to pay if such financial statements, Compliance Certificate or other information had been accurate and/or computed correctly at the time they were delivered.

“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period and (v) any other non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period and any non-cash charge that relates to the write-down or write-off of inventory), minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period, (ii) any extraordinary gains and any non-cash items of income for such period, (iii) any non-recurring fees, cash charges and other cash expenses (including severance costs) made or incurred during such period in connection with dispositions permitted hereunder; provided that the aggregate amount added back to EBITDA pursuant to this clause (iii) during the term of this Agreement shall not exceed $2,000,000, and (iv) any unusual or non-recurring charges for such period that are reasonably acceptable to the Administrative Agent and incurred on or prior to December 31, 2023 (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period); provided that, if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, (A) the Company and its Subsidiaries may determine not to add back such non-cash charges in the current period and (B) to the extent the Company and its Subsidiaries do decide to add back such non-cash charges, the cash payment in respect thereof in such future period shall be subtracted from EBITDA to such extent; provided further that the aggregate amount added-back to EBITDA pursuant to this clause (iv) during the term of this Agreement shall not exceed $2,000,000, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

Second Amendment to Amended and Restated Credit Agreement	Page 2

“Revolving Commitment” means, with respect to each Lender, the amount set forth on the Commitment Schedule opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, as such Revolving Commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided, that at no time shall the Revolving Exposure of any Lender exceed its Revolving Commitment. As of the Second Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $90,000,000.

Section 1.01 Defined Terms. Section 1.01 of the Agreement is hereby further amended by adding the following new definition to the Agreement:

“Second Amendment Effective Date” means October 26, 2022.

Article VI

Negative Covenants

SECTION 6.12 Financial Covenants. Section 6.12 of the Agreement is hereby amended by substituting the following new clause (b) in lieu of the like existing clause (b):

(b)         Funded Debt to EBITDA Ratio. The Loan Parties shall achieve a Funded Debt to EBITDA Ratio of not more than (i) 3.25 to 1.00 as of the Fiscal Quarters ending October 1, 2022 and December 31, 2022, (ii) 3.00 to 1.00 as of the Fiscal Quarter ending March 31, 2023, and (iii) 2.75 to 1.00 as of the Fiscal Quarter ending June 30, 2023 and as of the end of each Fiscal Quarter thereafter, calculated as of the 12-month period then ended.

Part II. Continuing Effect

Except as expressly modified herein:

(a)         All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Second Amendment; provided, however, in the event of any irreconcilable inconsistency, this Second Amendment shall control;

(b)         The representations and warranties contained in the Agreement shall survive this Second Amendment in their original form as continuing representations and warranties of Borrowers; and

Second Amendment to Amended and Restated Credit Agreement	Page 3

(c)         Capitalized terms used in this Second Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, each Borrower represents, warrants, covenants and agrees that:

(aa)      Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb)       There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc)       Except as expressly waived in this Second Amendment, there does not exist any Default or Event of Default; and

(dd)       After giving effect to this Second Amendment and any transactions contemplated hereby, no Default or Event of Default is or will be occasioned hereby or thereby.

Part III. Independent Credit Decision

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment.

Part IV. Commitment Schedule

Subject to Part V hereof, the Agreement is hereby amended by substituting the Commitment Schedule attached hereto in lieu of the Commitment Schedule attached to the Agreement.

Part V. Conditions Precedent

Notwithstanding anything contained in this Second Amendment to the contrary, this Second Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)         The Administrative Agent shall have received counterparts of this Second Amendment, duly executed by the Administrative Agent, Borrowers, the Loan Guarantors and the Lenders;

(b)         The Administrative Agent shall have received a Replacement Revolving Note, duly executed by Borrowers;

(c)         The Administrative Agent shall have received a Consent and Reaffirmation, duly executed by Guarantors;

(d)        The Administrative Agent shall have received a duly executed certificate of the Secretary of each Borrower and Guarantor (A) certifying as to the authorizing resolutions of such Borrower and Guarantor, and (B) certifying as complete and correct as to attached copies of its Articles of Incorporation and By‑Laws or Articles of Organization and Operating Agreement, as applicable, or certifying that such Articles of Incorporation or By‑Laws or Articles of Organization or Operating Agreement, as applicable, have not been amended (except as shown) since the previous delivery thereof to the Administrative Agent;

Second Amendment to Amended and Restated Credit Agreement	Page 4

(e)         The Administrative Agent shall have received such documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; and

(f)         All legal matters incident to this Second Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Part V. Expenses

The Borrowers agree to pay or reimburse the Administrative Agent for all reasonable expenses of the Administrative Agent (including, without limitation, reasonable attorneys’ fees) incurred in connection with this Second Amendment. The Borrowers shall also pay all fees as set forth in that certain Fee Letter dated as of the Second Amendment Effective Date.

Part VI. Counterparts

This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Second Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this Second Amendment. Any party delivering an executed counterpart of this Second Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Second Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Second Amendment.

In Witness Whereof, the parties hereto have caused this Second Amendment to be executed by their respective officers duly authorized as of the date first above written.

[This Space Intentionally Left Blank]

Second Amendment to Amended and Restated Credit Agreement	Page 5

Signature Page Of

Escalade, Incorporated

To Second Amendment to Amended and Restated Credit Agreement

Escalade, Incorporated

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

Signature Page Of

Indian Industries, Inc.

To Second Amendment to Amended and Restated Credit Agreement

Indian Industries, Inc.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

CONSENT AND REAFFIRMATION

Each of the undersigned Loan Guarantors hereby consents to the foregoing Second Amendment, and further agrees that the execution and delivery of such Second Amendment shall in no way affect, impair, discharge, relieve or release the obligations of the undersigned under its Loan Guaranty, which obligations are hereby ratified, confirmed and reaffirmed in all respects and shall continue in full force and effect, until all obligations of the Borrowers to the Lenders, the Issuing Bank and the Administrative Agent are fully, finally and irrevocably paid and performed. Each Loan Guarantor further acknowledges that the failure to consent to any subsequent amendment shall not affect the liability of such Loan Guarantor under its Loan Guaranty. Capitalized terms used herein and not defined have the meanings ascribed thereto in the Agreement.

BEAR ARCHERY, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

EIM COMPANY, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

ESCALADE INSURANCE, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

ESCALADE SPORTS PLAYGROUND, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

HARVARD SPORTS, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

SOP SERVICES, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

U.S. WEIGHT, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

WEDCOR HOLDINGS, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

GOALSETTER SYSTEMS, INC.

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

LIFELINE PRODUCTS, LLC

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

VICTORY MADE, LLC

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

VICTORY TAILGATE, LLC

By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Chief Financial Officer

Signature Page Of

JPMorgan Chase Bank, N.A.

To Second Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank By: /s/ THOMAS W. HARRISON Name: Thomas W. Harrison Title: Executive Director

Signature Page Of

Old National Bank

To Second Amendment to Amended and Restated Credit Agreement

OLD NATIONAL BANK, as a Lender By: /s/ JEFF BONE Name: Jeff Bone Title: Vice President

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Term Commitment	Swingline Commitment	Total Commitment
JPMorgan Chase Bank, N.A.	$61,730,769.38	$28,579,060.80	$7,500,000.00*	$90,309,830.18
Old National Bank	$28,269,230.62	$13,087,607.20	$0.00	$41,356,837.82
Total	$90,000,000.00	$41,666,668.00	$7,500,000.00	$131,666,668.00

*The Swingline Commitment is part of JPMorgan Chase Bank, N.A.’s Revolving Commitment.